                                                                EXHIBIT 27(e)(6)

                           CLIENT ACCOUNT INFORMATION
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1. Broker Dealer                          2. Account Type
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[ ] Securian  [ ] CRI  [ ] Other ________  [ ] New Account  [ ] Existing Account
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3. Account Registration (Select one)
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[ ] Individual            [ ] Trust           [ ] Corporate/Non-Corporate/Sole
                                                  Proprietorship
[ ] Joint (w/Rights of    [ ] Joint (Tenants  [ ] Partnership/Investment Club
    Survivorship)             in Common)
[ ] Custodial             [ ] Other ________________________________
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4. Owner (Primary, Minor, Trust or Corporation)
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NAME

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DATE OF BIRTH     S.S. NUMBER / TAX ID      EMAIL ADDRESS (Optional)

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CITIZENSHIP / IDENTIFICATION
[ ] U.S.      [ ] Resident Alien,           [ ] Non-Resident Alien, Citizen
                  Citizen of ______________     of ____________
ID Provided:  [ ] US Driver's [ ] Greencard [ ] U.S. Passport   [ ] Other ______
                  License
ID issuer     [ ] State       [ ] U.S.      ID # _______________________________
                  of ______       Government
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STREET ADDRESS LINE 1                                             APT./SUITE #
(No P.O. Box)
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STREET ADDRESS LINE 2
(No P.O. Box)
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CITY                     STATE      ZIP CODE       TELEPHONE NUMBER

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5. Mailing Address (If different than street address - P.O. Box accepted)
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ADDRESS LINE 1                                                    APT./SUITE #

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ADDRESS LINE 2

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CITY                                           STATE            ZIP CODE

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6. Joint Owner and Authorized Person (Trustee, Custodian, POA, Executor,
   Officer, Guardian or Legal Representative)
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NAME

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DATE OF BIRTH    S.S. NUMBER / TAX ID       EMAIL ADDRESS (Optional)

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CITIZENSHIP / IDENTIFICATION
[ ] U.S.      [ ] Resident Alien, Citizen    [ ] Non-Resident Alien, Citizen
                  of ____________________        of ________________________
ID Provided:  [ ] US Driver's [ ] Greencard  [ ] U.S. Passport  [ ] Other ______
                  License
ID issuer     [ ] State       [ ] U.S.       ID # ______________________________
                  of _______      Government
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STREET ADDRESS LINE 1 (If different than owner)                   APT./SUITE #
(No P.O. Box)
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STREET ADDRESS LINE 2
(No P.O. Box)
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CITY                     STATE      ZIP CODE       TELEPHONE NUMBER

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7. Employer Information - Owner (Street address required)
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EMPLOYER NAME                                                     YEAR HIRED

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OCCUPATION               [ ] Homemaker  [ ] Retired  [ ] Student  [ ] Unemployed
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STREET ADDRESS LINE 1                                             SUITE #
(No P.O. Box)
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STREET ADDRESS LINE 2
(No P.O. Box)
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CITY                     STATE      ZIP CODE       TELEPHONE NUMBER

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8. Employer Information - Joint Owner (Street address required)
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EMPLOYER NAME                                                     YEAR HIRED

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OCCUPATION               [ ] Homemaker  [ ] Retired  [ ] Student  [ ] Unemployed
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STREET ADDRESS LINE 1                                             SUITE #
(No P.O. Box)
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STREET ADDRESS LINE 2
(No P.O. Box)
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CITY                     STATE      ZIP CODE       TELEPHONE NUMBER

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F.38487 Rev. 2-2003

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9. General Information (If Custodial, must be for Custodian)
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NUMBER OF DEPENDENTS               BUSINESS TRANSACTED IN THE STATE OF

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[ ] The owner, joint owner, and/or
    custodian is affiliated with, or
    employed by an NASD member firm.     If Checked, Name of Firm ______________
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                                         If Checked, Name of Company ___________
[ ] The owner, joint owner, and/or       If Checked, Name of Company ___________
    custodian is an officer, director,
    or 5% shareholder of a publicly
    traded company.

==============================================================================================================
10. Financial Information (May be combined for Joint Owners. If Custodial, must be Minor's assets)
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                                                        Estimated Liquid Net Worth       Federal Tax Bracket
   Approximate Annual        Estimated Net Worth     (cash & cash equivalents - does  [ ] 0-15%
Income (from all sources) (exclusive of car & home)    not include this investment)   [ ] 16-28%  [ ] 29% +
$                                      $                                  $
--------------------------------------------------------------------------------------------------------------

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Current Investments (Approximate amounts in 000's):
___ Cash/CD/Money Market ___ Mutual Funds ___ Stocks/Bonds ___ Variable
Annuities ___ Qualified ___Other
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11. Investment Profile (If Custodial, must be Custodian's objectives for the
    Minor)
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INVESTMENT OBJECTIVE (check one)
[ ] Conservative Income   [ ] Current Income   [ ] Conservative Growth
[ ] Growth     [ ] Aggressive Growth
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RISK TOLERANCE (check one)               TIME HORIZON (check one)
[ ] Conservative   [ ] Moderate          [ ] less than 3 years    [ ] 4-8 years
[ ] Aggressive                           [ ] 9-11 years           [ ] 12 + years
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PRIOR INVESTMENT EXPERIENCE (check all that apply)
[ ] Mutual Funds [ ] Options/Margin  [ ] Variable Annuities  Years of Investment
[ ] Stocks       [ ] Limited         [ ] Variable Life       Experience
                     Partnerships        Insurance
[ ] Bonds        [ ] Other Brokerage [ ] Other ____________  _________
                     Accounts
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12. Source of Funds to Open this Account (check all that apply)
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[ ] /1/Checking or [ ] /1/CD or           [ ] /2/Sale of         [ ] /3/Transfer
       Savings            Money Market           Existing Mutual        in Kind
       Account            Fund                   Funds
[ ] /2/Retirement  [ ] /2/Life Insurance/ [ ] /3/Sale of         [ ] /3/Gift
       Funds              Annuity                Stocks/Bonds
       Transfer           Proceeds
[ ] /3/Employer/   [ ] /3/Inheritance     [ ] /3/Legal
       Salary                                    Settlement/QDRO
       Deferral
[ ]    Other _______________________________________________

1. Switch/replacement disclosure form required if funds are from investment liquidation in the past 6 months, or liquidation prior to maturity.
2. Switch/replacement disclosure form required (Not applicable for exchanges within Mutual Fund families.)
3. Switch/replacement disclosure form not required.
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13. Signatures
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I believe the information provided is true and accurate to the best of my knowledge.
I have read and agree with the applicable statements on the third page.
This document contains a pre-dispute arbitration clause and a Notification of Identity Verification which appear on the third page.
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OWNER SIGNATURE                                                 DATE
X
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JOINT OWNER SIGNATURE                                           DATE
X
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I have determined this to be a suitable investment program based on the client's investment objectives and financial circumstances.
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[ ] I certify that I personally met with all owner(s) and reviewed the identification documents. To the best of my knowledge the documents accurately reflect the identity of the owner(s).
[ ] I did not meet in person with owner(s) or was otherwise unable to personally review the identification documents. I certify that, to the best of my knowledge, the information provided by the owner, either by mail or by phone, is true and accurate.
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REPRESENTATIVE NAME (Print)                         FIRM & REP. CODE    SPLIT
                                                                               %
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REPRESENTATIVE SIGNATURE                                        DATE
X
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REPRESENTATIVE NAME (Print)                         FIRM & REP. CODE    SPLIT
                                                                               %
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REPRESENTATIVE NAME (Print)                         FIRM & REP. CODE    SPLIT
                                                                               %
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HOME OFFICE PRINCIPAL SIGNATURE                                 DATE
X
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F.38487 Rev. 2-2003

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In connection with your investment, please read each applicable section.
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GENERAL
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I have received and had an opportunity to read a current copy of the prospectus/offering memorandum for this investment prior to investing. (Not applicable to secondary equity offerings.)

I have been informed of all charges and expenses associated with this investment, including, if applicable, any charges for transactions processed through our clearing firm. I have received and reviewed the schedule of fees to be charged to me for all proposed investment activities.

I realize that this may be a long-term investment which should be held for a number of years. Due in part to the sales charges involved, selling or surrendering in the short term may result in a loss.

I am aware there is no assurance that the initial objective/s of this investment will be achieved. Thus, when I ultimately sell or surrender the investment, I may receive more or less than the amount I invested.

I realize that the element of risk is inherent in any investment-what varies is the degree of risk. Generally, the greater the potential return, the greater the risk I must be willing to assume.

If I am transferring assets from another Mutual Fund, Annuity or advisory account into this new investment, I realize that sales charges may have been incurred under the prior investment and that I may incur a sales charge on the current investment as well.

I will only make payment by check payable to the entity listed on the application or in the prospectus and never payable directly to a representative or an entity to which the representative may gain access to my funds. I will not loan to nor borrow from a representative any monies or securities.

Given my personal circumstances, this is a suitable investment/investment program.
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MUTUAL FUNDS INVESTORS
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I have been informed of the ways to reduce the sales charges, namely, the breakpoint discounts, the Letter of Intent and Rights of Accumulation.

If I have purchased a fund which offers multiple classes of shares, the charges and expenses of each class have been explained to me so that I am comfortable that I have made the appropriate choice.
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NOTIFICATION OF IDENTITY VERIFICATION
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I understand that my identity may be verified by the Company in accordance with
USA PATRIOT Act of 2001. This verification may include, but is not limited to, contact with financial institutions, consumer reporting agencies and government agencies.
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ARBITRATION DISCLOSURES
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..    Arbitration is final and binding on the parties.
..    The parties are waiving their right to seek remedies in court, including the right to a jury trial.
..    Pre-arbitration discovery is generally more limited than and different from court proceedings.
..    The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.
..    The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

AGREEMENT TO ARBITRATE CONTROVERSIES

It is agreed that any controversy between us arising out of your business or this agreement, shall be submitted to arbitration conducted before the National Association of Securities Dealers, Inc. and in accordance with its rules. Arbitration must be commenced by service upon the other party of a written demand for arbitration or a written notice of intention to arbitrate.

No person shall bring a putative or certified class action to arbitration, nor seek to enforce any predispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class action who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; (ii) the class action is decertified; or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.
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DISCREPANCIES
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Reports of the execution of transactions and statements of the account of the undersigned shall be conclusive if not objected to in writing as follow:
..    For transactions in a brokerage account or investment advisory account, discrepancies must be reported within 30 days of the trade date.
..    For all other transactions, discrepancies must be reported within 30 days after receipt of the initial confirmation, or if none, the statement of the account by the undersigned.
Notice of a discrepancy should be sent to the address below.
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COMPLAINTS
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Complaints may be directed to: Securian Financial Services, Inc. or CRI
                                Securities, Inc.
                               ATTN: A5-7779
                               400 Robert St. N.
                               St. Paul, MN 55101
                               1-888-237-1838, option 6, extension 57779

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F.38487 Rev. 2-2003